UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 15, 2012

AMYLIN PHARMACEUTICALS, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-19700	33-0266089
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9360 Towne Centre Drive

San Diego, California 92121

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (858) 552-2200

Check the appropriate box below if the Form 8–K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a–12 under the Exchange Act (17 CFR 240.14a–12)

☐	Pre–commencement communications pursuant to Rule 14d–2(b) under the Exchange Act (17 CFR 240.14d–2(b))

☐	Pre–commencement communications pursuant to Rule 13e–4(c) under the Exchange Act (17 CRF 240.13e–4(c))

Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On May 15, 2012, the stockholders of Amylin Pharmaceuticals, Inc., or Amylin, voted to approve an amendment to Amylin’s 2009 Equity Incentive Plan, or 2009 EIP, to increase by 12,000,000 shares the aggregate number of shares of Amylin’s common stock authorized for issuance under the 2009 EIP. Amylin stockholders also voted to approve an amendment to Amylin’s 2001 Employee Stock Purchase Plan, or 2001 ESPP, to increase by 2,000,000 shares the aggregate number of shares of Amylin’s common stock authorized for issuance under the 2001 ESPP. The amended and restated 2009 EIP and 2001 ESPP are attached hereto as Exhibits 99.1 and 99.2, respectively, and are incorporated herein by reference.

Item 5.07 Submission of Matters to a Vote of Security Holders

Amylin held its 2012 Annual Meeting of Stockholders on May 15, 2012. At the Annual Meeting, Amylin stockholders voted upon and (i) elected Adrian Adams, Teresa Beck, M. Kathleen Behrens, Daniel M. Bradbury, Paulo F. Costa, Alexander J. Denner, Karin Eastham, James R. Gavin III, M.D., Ph.D., Jay S. Skyler, M.D., MACP and Joseph P. Sullivan to serve as a director of Amylin until the next annual meeting or until his/her successor is elected; (ii) approved an increase of 12,000,000 shares in the aggregate number of shares of Amylin common stock authorized for issuance under the 2009 EIP; (iii) approved an increase of 2,000,000 shares in the aggregate numbers of shares of Amylin common stock reserved for issuance under the 2001 ESPP; (iv) ratified the selection of Ernst & Young LLP as Amylin’s independent registered public accounting firm for the fiscal year ending December 31, 2012; and (v) approved on an advisory basis, the compensation of Amylin’s Named Executive Officers as disclosed in Amylin’s Proxy Statement for the 2012 Annual Meeting of Stockholders.

Amylin had 161,656,477 shares of common stock outstanding and entitled to vote as of March 27, 2012, the record date for the Annual Meeting. At the Annual Meeting, 126,934,085 shares of common stock were present in person or represented by proxy for the five proposals indicated above. The following sets forth detailed information regarding the results of the voting at the Annual Meeting:

Proposal 1: Election of Directors.

Director	Votes in Favor	Votes Withheld	Broker Non-votes
Adrian Adams	95,638,739	10,439,165	20,856,181
Teresa Beck	95,732,306	10,345,598	20,856,181
M. Kathleen Behrens	95,699,976	10,377,928	20,856,181
Daniel M. Bradbury	96,184,434	9,893,470	20,856,181
Paulo F. Costa	96,863,533	9,214,371	20,856,181
Alexander J. Denner	96,189,348	9,888,556	20,856,181
Karin Eastham	95,081,595	10,996,309	20,856,181
James R. Gavin III, M.D., Ph.D.	95,891,986	10,185,918	20,856,181
Jay S. Skyler, M.D., MACP	96,862,469	9,215,435	20,856,181
Joseph P. Sullivan	96,222,980	9,854,924	20,856,181

Proposal 2: Approval of an increase of 12,000,000 shares in the aggregate number of shares of Amylin common stock authorized for issuance under the 2009 EIP.

Votes in Favor:	74,166,152
Votes Against:	31,063,850
Abstentions:	847,902
Broker Non-votes:	20,856,181

Proposal 3: Approval of an increase of 2,000,000 shares in the aggregate number of shares of Amylin common stock authorized for issuance under the 2001 ESPP.

Votes in Favor:	101,540,013
Votes Against:	3,755,199
Abstentions:	782,692
Broker Non-votes:	20,856,181

Proposal 4: Ratification of selection of Ernst & Young LLP as Amylin’s independent registered public accounting firm.

Votes in Favor:	124,477,514
Votes Against:	1,425,420
Abstentions:	1,031,151
Broker Non-votes:	0

Proposal 5: Approval on an advisory basis, of the compensation of Amylin’s Named Executive Officers as disclosed in Amylin’s Proxy Statement for the 2012 Annual Meeting of Stockholders.

Votes in Favor:	101,852,022
Votes Against:	3,321,934
Abstentions:	903,948
Broker Non-votes:	20,856,181

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

Number	Description

99.1	Amylin Pharmaceuticals, Inc. Amended and Restated 2009 Equity Incentive Plan.

99.2	Amylin Pharmaceuticals, Inc. Amended and Restated 2001 Employee Stock Purchase Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AMYLIN PHARMACEUTICALS, INC.

Dated: May 16, 2012	By:	/s/ Harry J. Leonhardt
Harry J. Leonhardt
Senior Vice President, Legal and Compliance, and Corporate Secretary

EXHIBIT INDEX

Number	Description

99.1	Amylin Pharmaceuticals, Inc. Amended and Restated 2009 Equity Incentive Plan.

99.2	Amylin Pharmaceuticals, Inc. Amended and Restated 2001 Employee Stock Purchase Plan.